UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2018

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference to this Item 1.01.

Item 2.02 Results of Operations and Financial Condition

On March 1, 2018, OPKO Health, Inc., a Delaware corporation (the “Company”), issued a press release announcing operating and financial highlights for the quarter and full year ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

On February 27, 2018, the Company, issued a series of 5% Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of $55 million.  The Notes mature five (5) years from the date of issuance.  Each holder of a Note has the option, from time to time, to convert all or any portion of the outstanding principal balance of such Note, together with accrued and unpaid interest thereon, into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a conversion price of $5.00 per share of Common Stock (the “Shares”).  The Company may redeem all or any part of the then issued and outstanding Notes, together with accrued and unpaid interest thereon, pro ratably among the holders, upon no fewer than 30 days, and no more than 60 days, notice to the holders.  The Notes contain customary events of default and representations and warranties of the Company.  The Company intends to use the proceeds of the Notes for general corporate purposes.

The issuance of the Notes and the issuance of the Shares, if any, upon conversion thereof was not, and will not be, respectively, registered under the Securities Act of 1933, as amended, pursuant to the exemption provided by Section 4(a)(2) thereof, and the Company has not agreed to register the Shares if or when such Shares are issued.

Purchasers of the Notes include an affiliate of Dr. Phillip Frost, M.D., the Company’s Chairman and Chief Executive Officer, and Dr. Jane H. Hsiao, Ph.D., MBA, the Company’s Vice-Chairman and Chief Technical Officer.

The foregoing description of the Notes is only a summary and is qualified in its entirety by reference to the form of Note, a copy of which will be filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2017.

Item 7.01 Regulation FD Disclosure.

On February 26, 2018, the Company issued a press release announcing that it will hold a conference call to provide a business update and discuss its second quarter financial and operating results. A copy of the press release is attached hereto as Exhibit 99.2. The Company also expects to give revenue guidance in the conference call.

The information included herein and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1 99.2	Press Release of the Company dated March 1, 2018 Press Release of the Company dated February 26, 2018

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated March 1, 2018
99.2	Press Release of the Company dated February 26, 2018

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

March 1, 2018	By:	Adam Logal

Name: Adam Logal
Title: Senior Vice President-Chief Financial Officer

Top of the Form